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                                     [LOGO]

                     TIFF INVESTMENT PROGRAM, INC. ("TIP")
                        SUPPLEMENT DATED APRIL 29, 2008
                     TO THE PROSPECTUS DATED APRIL 29, 2008

                             TIFF MULTI-ASSET FUND
                         TIFF INTERNATIONAL EQUITY FUND
                              TIFF US EQUITY FUND
                              TIFF SHORT-TERM FUND

For investors who are not non-profit organizations, the following replaces similar language under the heading Risk Return Analysis - Performance Table beginning on page 13 in the Prospectus.

                   RISK RETURN ANALYSIS -- PERFORMANCE TABLE

The table below illustrates the changes in the TIP mutual funds' yearly performance and shows how each fund's average returns for one year, five years, ten years and since fund inception compare with selected benchmarks. Total returns for the Multi-Asset, International Equity, and US Equity Funds includes the effects of entry and exit fees received by the funds and the deduction of such fees on a purchase and a redemption of fund shares assuming a purchase at the beginning of each period and a redemption at the end of the period. Past performance (before and after taxes) is not necessarily an indication of how the funds will perform in the future. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes.
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                                          AVERAGE ANNUAL TOTAL RETURNS THROUGH 12/31/2007
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                                                              ONE YEAR    FIVE YEARS    TEN YEARS        SINCE       FUND INCEPTION
                                                                                                       INCEPTION
TIFF MULTI-ASSET FUND                                                                                                  3/31/1995

Return before Taxes                                            12.40%       16.26%        9.24%          9.91%
Return after Taxes on Distributions                             9.98%       14.57%        7.54%          8.03%
Return after Taxes on Distributions and Sale of Fund Shares     9.06%       13.42%        7.09%          7.59%


Benchmarks [a]
MSCI All Country World Index [b]                               11.66%       18.24%        7.60%          9.34%
CPI + 5% per annum                                              9.27%       8.17%         7.80%          7.72%
Constructed MAF Benchmark [c]                                  11.31%       14.33%        8.94%          9.83%
Lipper Global Flexible Portfolio Funds Average                  9.26%       13.75%        7.11%          8.63%


TIFF INTERNATIONAL EQUITY FUND                                                                                         5/31/1994

Return before Taxes                                            15.67%     24.27%[d]     10.50%[d]      9.72%[d]
Return after Taxes on Distributions                            13.13%       22.94%        9.05%          8.38%
Return after Taxes on Distributions and Sale of Fund Shares    11.93%       21.11%        8.52%          7.92%


Benchmarks [a]
MSCI All Country World ex US Index [e]                         16.65%       24.02%        9.79%          8.50%
Lipper International Average                                   12.41%       20.60%        8.25%          7.65%

TIFF US EQUITY FUND                                                                                                    5/31/1994

Return before Taxes                                             2.33%     14.40%[d]      6.53%[d]      11.32%[d]
Return after Taxes on Distributions                            -0.27%       13.09%        4.52%          8.79%
Return after Taxes on Distributions and Sale of Fund Shares     3.33%*       12.36%        4.71%          8.69%

Benchmarks [a]
Dow Jones Wilshire 5000 Composite Index [f]                     5.73%       14.07%        6.34%         10.91%
Lipper Multi-Cap Core Average                                   6.15%       13.06%        6.83%         10.37%

TIFF SHORT-TERM FUND                                                                                                   5/31/1994

Return before Taxes                                             5.03%      2.88%[d]      3.92%[d]      4.36%[d]
Return after Taxes on Distributions                             3.39%       1.73%         2.37%          2.62%
Return after Taxes on Distributions and Sale of Fund Shares     3.25%       1.78%         2.39%          2.64%

Benchmarks [a]
Merrill Lynch 6-month US Treasury Bill Index [g]                5.61%       3.19%         4.00%          4.43%
Merrill Lynch 6-month US Treasury Bill Index minus 50 basis
    points [h]                                                  5.08%       2.67%         3.48%          3.91%

  * In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

[a] Benchmarks do not reflect deductions for fees, expenses, or taxes. One cannot invest directly in an index. The Lipper averages represent a universe of mutual funds with investment objectives similar to those of the associated TIP fund. A Lipper average is not presented for the Short-Term Fund because its investment mandate does not fit well in any existing Lipper peer group.

[b] Please note that the MSCI All Country World Index is 100% stocks whereas TIFF Multi-Asset Fund normally comprises multiple asset classes. Management considers the primary benchmark of the fund to be CPI + 5%. The MSCI All Country World Index is presented as a benchmark for the fund solely to comply with SEC regulations. The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

[c] The Constructed MAF Benchmark has been changed on various occasions since its inception (3/31/1995). The historical returns shown are based on the composition of the constructed MAF Benchmark that was in effect at the time the performance was generated.

[d] Performance data reflects an expense waiver. For applicable periods, total return would have been lower had certain expenses not been waived.

[e] The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of publicly traded non-US stocks.

[f] The Dow Jones Wilshire 5000 Composite Index is a market capitalization-weighted index of substantially all publicly traded US stocks.

[g] The Merrill Lynch 6-Month US Treasury Bill Index is comprised of a single issue of original outstanding 2-year Treasury Note that matures closest to 6 months from the rebalancing date (month-end date). At the end of the month, the issue is sold and rolled into a newly selected issue.

[h] This supplemental index is designed to illustrate the impact of operating expenses and trading costs on Short-Term Fund's performance. It is derived from Short-Term Fund's primary index, the Merrill Lynch 6-month US Treasury Bill Index.
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